CLAYMORE EXCHANGE-TRADED FUND TRUST
Wilshire 4500 Completion ETF
Wilshire 5000 Total Market ETF

CLAYMORE EXCHANGE-TRADED FUND TRUST 2
Guggenheim ABC High Dividend ETF
Guggenheim Airline ETF

Supplement to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”) for the above listed Funds:

Guggenheim Funds Investment Advisors, LLC, the investment adviser to Claymore Exchange-Traded Fund Trust and Claymore Exchange-Traded Fund Trust 2, is expected to close the Wilshire 4500 Completion ETF (NYSE Arca: WXSP), Wilshire 5000 Total Market ETF (NYSE Arca: WFVK), Guggenheim ABC High Dividend ETF (NYSE Arca: ABCS) and Guggenheim Airline ETF (NYSE Arca: FAA) (collectively, the “Funds”) to new investment through creation activity on March 15, 2013.  The Funds will be liquidated on or about March 22, 2013.  Shareholders of record of each respective Fund remaining on March 22, 2013 will receive cash at the net asset value of their shares as of such date, which will include any capital gains and dividends as of this date.  The Funds’ Board of Trustees determined that closing the Funds was in the best interests of the Funds and the Funds’ shareholders.

March 15, 2013 will be the last day of trading in the Funds on the NYSE Arca, Inc. (the “NYSE Arca”).  The NYSE Arca will halt trading in the Funds before the open of trading on March 18, 2013.  From March 18, 2013 through March 22, 2013, the Funds will be in the process of closing down and liquidating their portfolios.  This process will result in the Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with the Funds’ investment objectives and strategies.

Shareholders may sell their holdings prior to March 18, 2013, incurring a transaction fee from their broker-dealer.  From March 18, 2013 through March 22, 2013, shareholders may be able to sell their shares to certain broker-dealers, but there can be no assurance that there will be a market for the Funds.  All shareholders remaining on March 22, 2013 will receive cash at the net asset value (“NAV”) of their shares as of March 22, 2013, which will include any accrued capital gains and dividends.  While Fund shareholders remaining on March 22, 2013 will not incur transaction fees, the NAV of the Funds will reflect the costs of closing the Funds. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares.  The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Shareholders can call 1-800-345-7999 for additional information.

Claymore Exchange-Traded Fund Trust
Claymore Exchange-Traded Fund Trust 2
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

February 15, 2013	ETFCLO-SUP2